UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2016

Date of Report (Date of earliest event reported)

inVentiv Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-30318	52-2181734
(Commission File Number)	(IRS Employer Identification No.)

1 Van De Graaff Drive Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(800) 416-0555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

inVentiv Health, Inc. (the “Company”) will hold a conference call at 3:00PM Eastern Time on August 12, 2016, during which it will discuss the Company’s financial results for the second quarter of 2016.

The U.S. dial-in for the call is (844) 883-3859 ((270) 823-1521 for non-U.S. callers) and the passcode is 60645388. A replay of the conference call will be available until August 19, 2016 by dialing (855) 859-2056 ((404) 537-3406 for non-U.S. callers) and the passcode is 60645388.

The information furnished on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTIV HEALTH, INC.

By:	/s/ Brandon R. Eldredge
Name: Brandon R. Eldredge Title: Senior Vice President, Corporate Development & Strategy

Date: August 3, 2016